                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 28, 2003
                                                  -----------------

                           RENAISSANCERE HOLDINGS LTD.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Bermuda                      34-0-26512               98-013-8020
        -------------              --------------------        --------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

       Renaissance House
8-12 East Broadway, Pembroke
           Bermuda                                             HM 19
------------------------------                              ---------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
                                                       --------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         On January 28, 2003, RenaissanceRe Holdings Ltd. (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $100,000,000 aggregate principal amount of its 5.875% Senior Notes due 2013 (the "Notes"), a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 1.1. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statements (Registration Statement Nos. 333-70528 and 333-83308) of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

         1.1 Underwriting Agreement, dated January 28, 2003, among the Company and Banc of America Securities LLC, as the Representative for itself and the Underwriters named in
                  Schedule II thereto.

         4.1 Indenture, dated as of July 1, 2001, between the Company, as Issuer, Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee (incorporated by reference to
                  Exhibit 4.1 to the Company's Current Report on Form 8-K dated July 12, 2001).

         4.2 Second Supplemental Indenture, dated as of January 31, 2003, to the Indenture, dated as of July 1, 2001, by and between the Company, as Issuer, and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee.

         12.1     Computation of ratio of earnings to fixed charges.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAISSANCERE HOLDINGS LTD.

Date:   January 31, 2003                By: /s/ Stephen H. Weinstein
      --------------------                  -------------------------------
                                            Name:   Stephen H. Weinstein
                                            Title:  Secretary, Vice President
                                                    and General Counsel

                                INDEX TO EXHIBITS

Exhibit Number             Description of Exhibit

1.1 Underwriting Agreement, dated January 28, 2003, among the Company and Banc of America Securities LLC, as the Representative for itself and the Underwriters named in Schedule II thereto.

4.1 Indenture, dated as of July 1, 2001, between the Company, as Issuer, and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated July 12,
                           2001).

4.2 Second Supplemental Indenture, dated as of January 31, 2003, to the Indenture, dated as of July 1, 2001, by and between the Company, as Issuer, and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee.

12.1                       Computation of ratio of earnings to fixed charges.